                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               JANUARY 30, 1996
                               ----------------


                         FIBERCORP INTERNATIONAL, INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)



          DELAWARE                      0-23380                22-276935987
          --------                      -------                ------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)



   5300 WEST ATLANTIC AVENUE, SUITE 502, DELRAY BEACH, FLORIDA    33484-8197
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           (Address of Principal executive offices)               (Zip Code)



      Registrant's telephone number, including area code  (407) 495-5568
                                                          --------------

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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     On January 16, 1996, FiberCorp International, Inc. announced that its wholly owned subsidiary, FiberCorp, Inc, has filed a Chapter 11 proceeding under the US bankruptcy laws. The current Company management will continue to manage the business as a "Debtor-in-Possession" pending a Plan of Reorganization. Robert C. Furr, Esq. of Furr and Cohen, P.A., 1499 W. Palmetto Park Road, Boca Raton, FL (407) 395-0500 has been retained as bankruptcy counsel to FiberCorp, Inc.

The filing was done in US Bankruptcy Court, South District Florida, West Palm Beach Office. The case number is 96-30137-BKC-SHF.






                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FIBERCORP INTERNATIONAL, INC.
                                     A DELAWARE CORPORATION

Date January 30,1996                  /s/ Craig B. Stearns
     ---------------                  --------------------
                                      Chairman of the Board, Chief
                                      Executive Officer and Director